Exhibit 99.1

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Month Ended		Six Months Ended
(In millions)	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019
Total net sales	$542	$769	$2,472	$4,948
Credit income and other	22	40	183	226

Total revenues	564	809	2,655	5,174

Costs and expenses/(income):
Cost of goods sold (exclusive of depreciation and amortization shown separately below)	417	470	1,730	3,215
Selling, general and administrative (SG&A)	177	283	1,025	1,726
Depreciation and amortization	42	41	269	284
Real estate and other, net	(2)	(1)	(7)	(2)
Restructuring and management transition	52	5	217	27

Total costs and expenses	686	798	3,234	5,250

Operating income/(loss)	(122)	11	(579)	(76)
Other components of net periodic pension cost/(income)	93	(4)	54	(26)
Gain on extinguishment of debt	—	—	—	(1)
Net interest expense	22	25	144	147
Loss due to discontinuance of hedge accounting	—	—	77	—
Reorganization items, net	37	—	126	—

Income/(loss) before income taxes	(274)	(10)	(980)	(196)
Income tax expense/(benefit)	(8)	2	(67)	6

Net income/(loss)	$(266)	$(12)	$(913)	$(202)

Note: The financial statements presented are internal monthly financial statements within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In millions)	August 1, 2020	August 3, 2019	February 1, 2020
Assets
Current assets:
Cash in banks and in transit	$205	$163	$108
Cash short-term investments	826	12	278
Restricted cash	452	—	—

Cash, cash equivalents and restricted cash	1,483	175	386
Merchandise inventory	1,894	2,471	2,166
Prepaid expenses and other	461	275	174

Total current assets	3,838	2,921	2,726
Property and equipment, net	3,205	3,591	3,488
Operating lease assets	800	925	998
Prepaid pension	27	166	120
Other assets	597	657	657

Total assets	$8,467	$8,260	$7,989

Liabilities and stockholders’ equity
Current liabilities:
Merchandise accounts payable	$240	$878	$786
Other accounts payable and accrued expenses	752	970	931
Current operating lease liabilities	73	84	68
Debtor-in-possession financing	900	—	—
Current portion of long-term debt, net	1,204	197	147

Total current liabilities	3,169	2,129	1,932
Noncurrent operating lease liabilities	927	1,090	1,108
Long-term debt	—	3,589	3,574
Deferred taxes	104	121	116
Other liabilities	251	368	430
Liabilities subject to compromise	4,075	—	—

Total liabilities	8,526	7,297	7,160

Stockholders’ (deficit) equity
Common stock	161	159	160
Additional paid-in capital	4,721	4,719	4,723
Reinvested earnings/(accumulated deficit)	(4,582)	(3,601)	(3,667)
Accumulated other comprehensive income/(loss)	(359)	(314)	(387)

Total stockholders’ (deficit) equity	(59)	963	829

Total liabilities and stockholders’ (deficit) equity	$8,467	$8,260	$7,989

Note: The financial statements presented are internal monthly financial statements within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

(Unaudited)

(In millions)	Number of Common Shares	Common Stock	Additional Paid-in Capital	Reinvested Earnings/(Accumulated Deficit)	Accumulated Other Comprehensive Income/(Loss)	Total Stockholders’ (Deficit)/ Equity
February 1, 2020	320.5	$160	$4,723	$(3,667)	$(387)	$829
Net income/(loss)	—	—	—	(647)	—	(647)
Discontinuance of hedge accounting	—	—	—	—	63	63
Other comprehensive income/(loss)	—	—	—	—	2	2
Stock-based compensation and other	1.9	1	(2)	(2)	—	(3)

July 4, 2020	322.4	161	4,721	(4,316)	(322)	244
Net income/(loss)	—	—	—	(266)	—	(266)
Other comprehensive income/(loss)	—	—	—	—	(37)	(37)

August 1, 2020	322.4	$161	$4,721	$(4,582)	$(359)	$(59)

(In millions)	Number of Common Shares	Common Stock	Additional Paid-in Capital	Reinvested Earnings/(Accumulated Deficit)	Accumulated Other Comprehensive Income/(Loss)	Total Stockholders’ Equity
February 2, 2019	316.1	$158	$4,713	$(3,373)	$(328)	$1,170
ASC 842 (Leases) and ASU 2018-02 (Stranded Taxes) adoption	—	—	—	(26)	53	27
Net income/(loss)	—	—	—	(190)	—	(190)
Other comprehensive income/(loss)	—	—	—	—	(11)	(11)
Stock-based compensation and other	1.5	1	7	(1)	—	7

July 6, 2019	317.6	159	4,720	(3,590)	(286)	1,003
Net income/(loss)	—	—	—	(12)	—	(12)
Other comprehensive income/(loss)	—	—	—	—	(28)	(28)
Stock-based compensation and other	0.1	—	(1)	1	—	—

August 3, 2019	317.7	$159	$4,719	$(3,601)	$(314)	$963

Note: The financial statements presented are internal monthly financial statements within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

J. C. PENNEY COMPANY, INC.

(Debtor-in-Possession)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Month Ended		Six Months Ended
(In millions)	August 1, 2020	August 3, 2019	August 1, 2020	August 3, 2019
Cash flows from operating activities:
Net income/(loss)	$(266)	$(12)	$(913)	$(202)
Adjustments to reconcile net income/(loss) to net cash provided by/(used in) operating activities:
Restructuring and management transition	13	2	152	17
Reorganization items, net	(15)	—	(15)	—
Net (gain)/loss on sale of non-operating assets	—	—	—	(1)
Net (gain)/loss on sale of operating assets	—	—	—	3
Discontinuance of hedge accounting	—	—	77	—
(Gain)/loss on extinguishment of debt	—	—	—	(1)
Depreciation and amortization	42	41	269	284
Benefit plans	95	(2)	63	(29)
Stock-based compensation	1	1	(2)	6
Deferred taxes	—	2	(60)	—
Change in cash from:
Inventory	122	(138)	272	(34)
Prepaid expenses and other assets	20	45	(283)	(82)
Merchandise accounts payable	(10)	134	(43)	31
Income taxes	—	—	(1)	—
Accrued expenses and other	(4)	77	30	9

Net cash provided by/(used in) operating activities	(2)	150	(454)	1

Cash flows from investing activities:
Capital expenditures	(4)	(24)	(43)	(146)
Proceeds from sale of non-operating assets	—	—	—	1
Proceeds from sale of operating assets	1	—	1	12

Net cash provided by/(used in) investing activities	(3)	(24)	(42)	(133)

Cash flows from financing activities:
Proceeds from debtor-in-possession financing	225	—	450	—
Proceeds from borrowings under the credit facility	—	49	1,984	946
Payments of borrowings under the credit facility	—	(174)	(771)	(946)
Payments of finance leases and note payable	—	—	(1)	(1)
Payments of long-term debt	—	—	(19)	(26)
Debtor-in-possession financing costs	—	—	(50)	—
Proceeds from stock issued under stock plans	—	—	—	1

Net cash provided by/(used in) financing activities	225	(125)	1,593	(26)

Net increase/(decrease) in cash, cash equivalents and restricted cash	220	1	1,097	(158)
Cash and cash equivalents at beginning of period	1,263	174	386	333

Cash, cash equivalents and restricted cash at end of period	$1,483	$175	$1,483	$175

Note: The financial statements presented are internal monthly financial statements within a fiscal quarter, do not include certain quarterly adjustments and other important explanatory notes, and have not been audited or reviewed by any independent public accounting firm. Quarterly financial statements are subject to internal controls over financial reporting performed only with respect to quarterly financial statements. Consequently, these monthly financial statements may be subject to future reconciliation or adjustments to conform to generally accepted accounting principles or reporting requirements of the SEC and may not be representative of our financial position or indicative of future operating results or cash flows.

July 2020 Sales by Store Group
Stores Grouped by July 2020 Sales
>=1.10mm $18
1.05-1.10mm $5
1.00-1.05mm $7
0.95-1.00mm $7
0.90-0.95mm $5
0.85-0.90mm $16
0.80-0.85mm $21
0.75-0.80mm $18
0.70-0.75mm $17
0.65-0.70mm $27
0.60-0.65mm $36
0.55-0.60mm $26
0.50-0.55mm $43
0.45-0.50mm $39
0.40-0.45mm $42
0.35-0.40mm $35
0.30-0.35mm $27
0.25-0.30mm $20
0.20-0.25mm $9
0.15-0.20mm $3
0.10-0.15mm $0
0.05-0.10mm $0
0.00-0.05mm $0
<0.00mm
- 5 10 15 20 25 30 35 40 45 50
Aggregate Store Group July 2020 Sales ($ in mm)
# of Stores
13
5
7
7
5
18
26
23
24
40
57
45
82
82
98
93
82
72
41
19
2
0
4
1


July 2020 4-Wall EBITDA(1) by Store Group
Stores Grouped by July 2020 4-Wall EBITDA
>=0.35mm $3
0.30-0.35mm $3
0.25-0.30mm $4
0.20-0.25mm $4
0.15-0.20mm $15
0.10-0.15mm $19
0.05-0.10mm $20
0.00-0.05mm $6
(0.05)-0.00mm ($1)
<(0.05)mm ($3)
(10) (5) - 5 10 15 20 25
Aggregate Store Group July 2020 4-Wall EBITDA ($ in mm)
# of Stores
7
8
16
20
86
151
276
217
52
13

(1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. Monthly 4-Wall EBITDA numbers do not reflect certain allocations made only on an annual basis.


July 2020 Operating Profit(1) by Store Group
Stores Grouped by July 2020 Operating Profit
>=0.35mm $5
0.30-0.35mm $4
0.25-0.30mm $4
0.20-0.25mm $12
0.15-0.20mm $19
0.10-0.15mm $25
0.05-0.10mm $20
0.00-0.05mm $4
(0.05)-0.00mm ($0)
<(0.05)mm ($3)
(5) - 5 10 15 20 25 30
Aggregate Store Group July 2020 Operating Profit ($ in mm)
# of Stores
13
12
13
56
112
202
268
135
24
11

(1) Operating Profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.

July 2020 Controllable Expense(1) by Store Group # of Stores 119 >=0.08mm $15 66 0.07-0.08mm $5 0.06-0.07mm 85 $5 Expense 0.05-0.06mm $6 114 0.04-0.05mm $7 145 Controllable 0.03-0.04mm $6 161 2020 101 July 0.02-0.03mm $2 by    Grouped 0.01-0.02mm $1 50 0.00-0.01mm 4 Stores $0 <0.00mm ($0) 1 (2)—2 4 6 8 10 12 14 16 Aggregate Store Group July 2020 Controllable Expense ($ in mm) (1) Controllable expenses include store salaries, facilities expenses and utilities expenses, among others. July 2020 Noncontrollable Expense(1) by Store Group # of Stores >=0.08mm $10 89 0.07-0.08mm $3 40 Expense 0.06-0.07mm $4 59 0.05-0.06mm $5 95 Noncontrollable 0.04-0.05mm $5 115 2020 0.03-0.04mm $5 132 July 0.02-0.03mm $4 146 by    Grouped 0.01-0.02mm $1 82 Stores 0.00-0.01mm $0 54 <0.00mm -$1 34 (2)—2 4 6 8 10 12 Aggregate Store Group July 2020 Noncontrollable Expense ($ in mm) (1)Noncontrollable expenses include expenses relating to marketing, display, maintenance and repairs, among others. July 2020 Gross Margin by Store Group # of Stores >=0.40mm $17 34 0.35-0.40mm $8 21 0.30-0.35mm $18 56 Margin 0.25-0.30mm $26 98 Gross 0.20-0.25mm $38 171 2020 0.15-0.20mm $38 220 July by 0.10-0.15mm $23 179 Grouped 0.05-0.10mm $5 54 Stores 0.00-0.05mm $0 7 <0.00mm ($0) 6 (5)—5 10 15 20 25 30 35 40 45 Aggregate Store Group July 2020 Gross Margin ($ in mm)

July 2019 Sales by Store Group
>=1.10mm $249
1.05-1.10mm $31
1.00-1.05mm $28
0.95-1.00mm $28
0.90-0.95mm $39
0.85-0.90mm $35
0.80-0.85mm $31
0.75-0.80mm $28
0.70-0.75mm $31
0.65-0.70mm $22
0.60-0.65mm $24
0.55-0.60mm $17
0.50-0.55mm $26
0.45-0.50mm $18
0.40-0.45mm $14
0.35-0.40mm $12
0.30-0.35mm $8
0.25-0.30mm $13
0.20-0.25mm $10
0.15-0.20mm $3
0.10-0.15mm $0
0.05-0.10mm $0
0.00-0.05mm $0
<0.00mm $0
Stores Grouped by July 2019 Sales
- 50 100 150 200 250 300
Aggregate Store Group July 2019 Sales ($ in mm)
# of Stores
171
29
27
29
42
40
38
36
42
33
38
30
50
39
32
32
25
49
46
15
0
0
3
0



July 2019 4-Wall EBITDA(1) by Store Group
>=0.35mm $9
0.30-0.35mm $7
0.25-0.30mm $8
0.20-0.25mm $14
0.15-0.20mm $17
0.10-0.15mm $22
0.05-0.10mm $16
0.00-0.05mm $5
(0.05)-0.00mm ($1)
<(0.05)mm ($3)
Stores Grouped by July 2019 4-Wall EBITDA
(5) - 5 10 15 20 25
Aggregate Store Group July 2019 4-Wall EBITDA ($ in mm)
# of Stores
22
22
30
60
100
177
221
175
28
11

(1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs. Monthly 4-Wall EBITDA numbers do not reflect certain allocations made only on an annual basis.



July 2019 Operating Profit(1) by Store Group
>=0.35mm $23
0.30-0.35mm $12
0.25-0.30mm $14
0.20-0.25mm $19
0.15-0.20mm $24
0.10-0.15mm $21
0.05-0.10mm $14
0.00-0.05mm $4
(0.05)-0.00mm ($0)
<(0.05)mm ($2)
Stores Grouped by July 2019 Operating Profit
(5) - 5 10 15 20 25
Aggregate Store Group July 2019 Operating Profit ($ in mm)
# of Stores
52
36
49
86
134
170
193
109
9
8

(1) Operating Profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.

July 2019 Controllable Expense(1) by Store Group # of Stores 417 >=0.08mm $51 86 0.07-0.08mm $6 71 0.06-0.07mm $5 69 Expense 0.05-0.06mm $4 0.04-0.05mm 52 $2 Controllable 0.03-0.04mm 58 2019 $2    0.02-0.03mm 81 July $2 by    12 Grouped 0.01-0.02mm $0 Stores 0.00-0.01mm $0 0 <0.00mm $0 0 —10 20 30 40 50 60 Aggregate Store Group July 2019 Controllable Expense ($ in mm) (1) Controllable expenses include store salaries, facilities expenses and utilities expenses, among others. July 2019 Noncontrollable Expense(1) by Store Group # of Stores >=0.08mm $60 456 0.07-0.08mm $5 60 Expense 0.06-0.07mm $4 67 0.05-0.06mm $3 60 Noncontrollable 0.04-0.05mm $4 79 2019 0.03-0.04mm $3 75 July 0.02-0.03mm $1 45 by    Grouped 0.01-0.02mm $0 2 Stores 0.00-0.01mm $0 1 <0.00mm $0 1 (10)—10 20 30 40 50 60 70 Aggregate Store Group July 2019 Noncontrollable Expense ($ in mm) (1)Noncontrollable expenses include expenses relating to marketing, display, maintenance and repairs, among others. July 2019 Gross Margin by Store Group # of Stores >=0.40mm $141 254 0.35-0.40mm $35 94 0.30-0.35mm $30 92 Margin 0.25-0.30mm $21 77 Gross 0.20-0.25mm $22 99 2019 0.15-0.20mm $15 83 July    0.10-0.15mm $12 by 103 Grouped 0.05-0.10mm $3 37 Stores 0.00-0.05mm $0 5 <0.00mm ($0) 2 (20)—20 40 60 80 100 120 140 160 Aggregate Store Group July 2019 Gross Margin ($ in mm)

July 2020 YTD Sales by Store Group # of Stores >=4.40mm $81 16 4.20-4.40mm $34 8 4.00-4.20mm $49 12 3.80-4.00mm $55 14 3.60-3.80mm $59 16 3.40-3.60mm $77 22 3.20-3.40mm $92 28 3.00-3.20mm $112 36 Sales 2.80-3.00mm $122 42 2.60-2.80mm $123 46 YTD 2.40-2.60mm $142 57 2020 2.20-2.40mm $129 56 2.00-2.20mm $116 55 July 1.80-2.00mm $110 58 by 1.60-1.80mm $136 80 1.40-1.60mm $125 83 Grouped 1.20-1.40mm $104 80 1.00-1.20mm $86 77 0.80-1.00mm $40 44 Stores 0.60-0.80mm $9 13 0.40-0.60mm $1 2 0.20-0.40mm $0 0 0.00-0.20mm $0 1 <0.00mm $0 0 —20 40 60 80 100 120 140 160 Aggregate Store Group July 2020 YTD Sales ($ in mm) July 2020 YTD 4-Wall EBITDA(1) by Store Group # of Stores >=0.70mm $9 11 0.60-0.70mm $10 15 0.50-0.60mm $13 23 EBITDA 0.40-0.50mm $27 61 Wall 0.30-0.40mm $36 104 4—YTD 0.20-0.30mm $32 130 2020    July 0.10-0.20mm $22 147 by    0.00-0.10mm $8 Grouped 142 (0.10)-0.00mm ($4) 92 Stores <(0.10)mm ($47) 121 (60) (50) (40) (30) (20) (10)—10 20 30 40 50 Aggregate Store Group July 2020 YTD 4-Wall EBITDA ($ in mm) (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated    costs. Monthly 4-Wall EBITDA numbers do not reflect certain allocations made only on an annual basis. July 2020 YTD Operating Profit(1) by Store Group # of Stores >=0.70mm $56 64 0.60-0.70mm $29 45 0.50-0.60mm $36 65 Profit 0.40-0.50mm $45 103 Operating 0.30-0.40mm $46 130 YTD 0.20-0.30mm $38 151 2020 0.10-0.20mm $21 July 137 by 0.00-0.10mm $3 62 Grouped (0.10)-0.00mm ($2) 40 Stores <(0.10)mm ($24) 49 (30) (20) (10)—10 20 30 40 50 60 70 Aggregate Store Group July 2020 YTD Operating Profit ($ in mm) (1) Operating Profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.

July 2020 YTD Controllable Expense(1) by Store Group # of Stores 4 >=0.80mm $6 2 0.70-0.80mm $1 — 0.60-0.70mm $0 7 Expense 0.50-0.60mm $4 0.40-0.50mm 16 $7 Controllable 0.30-0.40mm 111 YTD $38    260 2020 0.20-0.30mm $65 July by 0.10-0.20mm $45 296 Grouped 0.00-0.10mm $10 150 Stores <0.00mm $0 0 —10 20 30 40 50 60 70 Aggregate Store Group July 2020 YTD Controllable Expense ($ in mm) (1) Controllable expenses include store salaries, facilities expenses and utilities expenses, among others. July 2020 YTD Noncontrollable Expense(1) by Store Group # of Stores >=0.80mm $38 29 0.70-0.80mm $12 16 Expense 0.60-0.70mm $20 30 0.50-0.60mm $32 59 Noncontrollable 0.40-0.50mm $45 101 YTD 0.30-0.40mm $56 162 2020 0.20-0.30mm $55 223 July by 0.10-0.20mm $32 210 Grouped 0.00-0.10mm $1 16 Stores <0.00mm $0 0 —10 20 30 40 50 60 Aggregate Store Group July 2020 YTD Noncontrollable Expense ($ in mm) (1)Noncontrollable expenses include expenses relating to marketing, display, maintenance and repairs, among others. July 2020 YTD Gross Margin by Store Group # of Stores >=4.00mm $0 --3.50-4.00mm $0 --3.00-3.50mm $0 — Margin 2.50-3.00mm $0 —Gross 2.00-2.50mm $9 4 YTD 1.50-2.00mm $78 46 2020 1.00-1.50mm July $231 193 by    Grouped 0.50-1.00mm $348 479 Stores 0.00-0.50mm $50 124 <0.00mm $0 0 —50 100 150 200 250 300 350 400 Aggregate Store Group July 2020 YTD Gross Margin ($ in mm)

July 2019 YTD Sales by Store Group # of Stores >=4.40mm $3,232 465 4.20-4.40mm $86 20 4.00-4.20mm $90 22 3.80-4.00mm $74 19 3.60-3.80mm $92 25 3.40-3.60mm $98 28 3.20-3.40mm $60 18 3.00-3.20mm $90 29 Sales 2.80-3.00mm $69 24 2.60-2.80mm $73 27 YTD 2.40-2.60mm $25 10 2019 2.20-2.40mm $37 16 2.00-2.20mm $35 17 July 1.80-2.00mm $36 19 by 1.60-1.80mm $46 27 1.40-1.60mm $59 39 Grouped 1.20-1.40mm $37 28 1.00-1.20mm $12 11 0.80-1.00mm $0 0 Stores 0.60-0.80mm $0 0 0.40-0.60mm $0 0 0.20-0.40mm $0 1 0.00-0.20mm $0 1 <0.00mm $0 0 —500 1,000 1,500 2,000 2,500 3,000 3,500 Aggregate Store Group July 2019 YTD Sales ($ in mm) July 2019 YTD 4-Wall EBITDA(1) by Store Group # of Stores >=0.70mm $350 303 0.60-0.70mm $46 71 0.50-0.60mm $44 80 EBITDA 0.40-0.50mm $29 64 Wall 0.30-0.40mm $32 93 4—YTD 0.20-0.30mm $23 94 2019    July 0.10-0.20mm $13 82 by    0.00-0.10mm $3 Grouped 37 (0.10)-0.00mm ($0) 12 Stores <(0.10)mm ($9) 10 (50)—50 100 150 200 250 300 350 400 Aggregate Store Group July 2019 YTD 4-Wall EBITDA ($ in mm) (1) 4-Wall EBITDA is an internal store performance metric, which excludes most corporate overhead and other fixed allocated    costs. Monthly 4-Wall EBITDA numbers do not reflect certain allocations made only on an annual basis. July 2019 YTD Operating Profit(1) by Store Group # of Stores >=0.70mm $557 438 0.60-0.70mm $42 66 0.50-0.60mm $34 62 Profit 0.40-0.50mm $28 61 Operating 0.30-0.40mm $26 76 YTD 0.20-0.30mm $19 73 2019 0.10-0.20mm $9 July 56 by 0.00-0.10mm $0 5 Grouped (0.10)-0.00mm ($0) 3 Stores <(0.10)mm ($7) 6 (100)—100 200 300 400 500 600 Aggregate Store Group July 2019 YTD Operating Profit ($ in mm) (1) Operating Profit is an internal store performance metric, which excludes most corporate overhead and other fixed allocated costs.

July 2019 YTD Controllable Expense(1) by Store Group # of Stores 161 >=0.80mm $169 93 0.70-0.80mm $70 120 0.60-0.70mm $78 109 Expense 0.50-0.60mm $60 99 0.40-0.50mm $45 Controllable 91 YTD 0.30-0.40mm $33    91 2019 0.20-0.30mm $22 July by 0.10-0.20mm $14 80 Grouped 0.00-0.10mm $0 2 Stores <0.00mm $0 0 —20 40 60 80 100 120 140 160 180 Aggregate Store Group July 2019 YTD Controllable Expense ($ in mm) (1) Controllable expenses include store salaries, facilities expenses and utilities expenses, among others. July 2019 YTD Noncontrollable Expense(1) by Store Group # of Stores >=0.80mm $152 132 0.70-0.80mm $54 72 Expense 0.60-0.70mm $55 85 0.50-0.60mm $64 117 Noncontrollable 0.40-0.50mm $55 121 YTD 0.30-0.40mm $37 107 2019 0.20-0.30mm $29 114 July by 0.10-0.20mm $16 96 Grouped 0.00-0.10mm $0 2 Stores <0.00mm $0 0 —20 40 60 80 100 120 140 160 Aggregate Store Group July 2019 YTD Noncontrollable Expense ($ in mm) (1)Noncontrollable expenses include expenses relating to marketing, display, maintenance and repairs, among others. July 2019 YTD Gross Margin by Store Group # of Stores >=4.00mm $192 38 3.50-4.00mm $136 37 3.00-3.50mm $165 51 Margin 2.50-3.00mm $239 88 Gross 2.00-2.50mm $351 156 YTD 1.50-2.00mm $265 152 2019 1.00-1.50mm July $199 159 by    Grouped 0.50-1.00mm $106 149 Stores 0.00-0.50mm $6 15 <0.00mm ($0) 1 (50)—50 100 150 200 250 300 350 400 Aggregate Store Group July 2019 YTD Gross Margin ($ in mm)